Exhibit 99(d)

                         CONSENT OF THOMAS D. McAULIFFE

      Pursuant to Rule 438 of the General Rules and Regulations under the Securities Act of 1933, as amended, I hereby consent to being named in the Proxy Statement-Prospectus included in the Registration Statement on Form S-4 to which this consent is an exhibit and confirm my consent to serve as a director of First Merchants Corporation in such capacity.


                   /s/Thomas D. McAuliffe
                   --------------------------------------------
                   Thomas D. McAuliffe

Date: _______________, 2002

                                  Ex. 99(d)-1